UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2008

Perini Corporation

(Exact name of registrant as specified in its charter)

Massachusetts	1-6314	04-1717070
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

73 Mt. Wayte Avenue, Framingham, MA 01701

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (508) 628-2000

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K (this “Form 8-K/A”) of Perini Corporation (the “Company”), which was originally filed with the Securities and Exchange Commission on September 11, 2008 (the “Form 8-K”), is being filed solely to include the financial statements and pro forma financial information required by Item 9.01 which was excluded from the Form 8-K pursuant to Items 9.01(a) and 9.01(b). These financial statements and pro forma financial information were included in the Company’s Proxy Statement for its 2008 Annual Meeting of Shareholders, as filed with the Securities and Exchange Commission on August 6, 2008. Except as described in this Explanatory Note, no other information in the Form 8-K is modified or amended hereby. Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to them in the Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The following audited consolidated financial statements of Tutor-Saliba and its subsidiaries are included in this Form 8-K/A as Exhibit 99.1 and incorporated herein by reference in this Item 9.01:

Independent Auditors’ Report

Consolidated Balance Sheets as of December 31, 2007 and 2006

Consolidated Statements of Income for the years ended December 31, 2007, 2006 and 2005

Consolidated Statements of Shareholders’ Equity for the years ended December 31, 2007, 2006 and 2005

Consolidated Statements of Cash Flows for the years ended December 31, 2007, 2006 and 2005

Notes to Consolidated Financial Statements

The following unaudited consolidated financial statements of Tutor-Saliba and its subsidiaries are included in this Form 8-K/A as Exhibit 99.2 and incorporated herein by reference in this Item 9.01:

Consolidated Balance Sheet as of March 31, 2008

Consolidated Statements of Income for the three months ended March 31, 2008 and 2007

Consolidated Statements of Shareholders’ Equity for the three months ended March 31, 2008

Consolidated Statements of Cash Flows for the three months ended March 31, 2008 and 2007

Notes to Consolidated Financial Statements

(b)	Pro forma financial information.

The following unaudited pro forma condensed combined financial statements are included in this Form 8-K/A as Exhibit 99.3 and incorporated herein by reference in this Item 9.01:

Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2008

Unaudited Pro Forma Condensed Combined Statement of Income for the three months ended March 31, 2008

Unaudited Pro Forma Condensed Combined Statement of Income for the year ended December 31, 2007

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of Independent Auditors – filed herewith.

99.1	Audited consolidated financial statements of Tutor-Saliba and its subsidiaries as of December 31, 2007 and 2006, and for the years ended December 31, 2007, 2006 and 2005 – filed herewith.

99.2	Unaudited consolidated financial statements of Tutor-Saliba and its subsidiaries as of and for the three months ended March 31, 2008 – filed herewith.

99.3	Unaudited pro forma condensed combined financial statements as of and for the three months ended March 31, 2008, and for the year ended December 31, 2007 – filed herewith.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on October 15, 2008.

Perini Corporation

/s/ Kenneth R. Burk
By:	Kenneth R. Burk
Its:	Senior Vice President and Chief Financial Officer